FIRST MERCHANTS CORPORATION THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com 4th Quarter 2016 Earnings Highlights January 26, 2017 NASDAQ: FRME Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer Chief Operating Officer ® Filed by First Merchants Corporation pursuant to Rule 425 under the Securities Act of 1933. Subject Company: The Arlington Bank Commission Securities Exchange Act File No: 000-17071 1

THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com 2 This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and The Arlington Bank, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and The Arlington Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. Neither First Merchants nor The Arlington Bank undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ and The Arlington Bank’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not. ®Forward-Looking Statements

THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com 3 ®Forward-Looking Statements ADDITIONAL INFORMATION Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger will be submitted to The Arlington Bank shareholders for their consideration. In connection with the proposed merger, it is expected that The Arlington Bank will provide its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Arlington Bank and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of The Arlington Bank in connection with the proposed Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com 4 First Merchants 2016 Performance  Full-Year Highlights • Record Net Income of $81.1 Million, a 24% Increase over 2015 • Earnings Per Share of $1.98, a 15.1% Increase over 2015; Highest in Company’s History • Total Assets of $7.2 Billion; Grew by 6.7% over 2015 • $446 Million of Organic Loan Growth for the Year Reflects a 9.5% Growth Rate  4th Quarter Highlights • Net Interest Margin Stays Strong at 3.90% • 1.26% Return on Average Assets • Efficiency Ratio of 52.18% ® “Record Level Results”

Mark K. Hardwick Executive Vice President Chief Financial Officer and Chief Operating Officer ® 5

6 Total Assets ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® 2014 2015 2016 1. Investments $1,181 $1,277 $1,305 2. Loans Held for Sale 7 10 3 3. Loans 3,925 4,694 5,140 4. Allowance (64) (62) (66) 5. CD&I & Goodwill 219 260 259 6. BOLI 169 201 202 7. Other 387 381 369 8. Total Assets $5,824 $6,761 $7,212 9. Annualized Asset Growth 7.1% 16.1% 6.7%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com Commercial & Industrial 23.2% Commercial Real Estate Owner-Occupied 10.3% Commercial Real Estate Non-Owner Occupied 24.8% Construction Land & Land Development 8.1% Agricultural Land 2.9% Agricultural Production 1.6% Public Finance/Other Commercial 5.0% Residential Mortgage 14.4% Home Equity 8.2% Other Consumer 1.5% QTD Yield = 4.56% YTD Yield = 4.58% Total Loans = $5.1 Billion Loan and Yield Detail (as of 12/31/2016) 77

® THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com Mortgage- Backed Securities 32% Collateralized Mortgage Obligations 19% U. S. Agencies 2% Corporate Obligations 1% Corporate Equities 1% Tax-Exempt Municipals 45% Investment Portfolio (as of 12/31/2016)  $1.3 Billion Portfolio  Modified duration of 4.9 years  Tax equivalent yield of 3.78%  Net unrealized gain of $9.1 Million 88

2014 2015 2016 1. Customer Non-Maturity Deposits $3,523 $4,096 $4,428 2. Customer Time Deposits 784 880 747 3. Brokered Deposits 334 314 381 4. Borrowings 290 446 572 5. Other Liabilities 44 51 60 6. Hybrid Capital 122 123 122 7. Common Equity 727 851 902 8. Total Liabilities and Capital $5,824 $6,761 $7,212 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® 99

® THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com Deposit Detail (as of 12/31/2016) QTD Cost = .37% YTD Cost = .38% Total = $5.6 Billion 10 Demand Deposits 52% Savings Deposits 28% Certificates & Time Deposits of >$100,000 5% Certificates & Time Deposits of <$100,000 8% Brokered Deposits 7% 10

11.40% 11.37% 11.22% 11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 9.06% 9.21% 8.95% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 15.34% 15.12% 14.92% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 11 Capital Ratios (Target) (Target) (Target) ®

3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.69% 3.61% 3.65% 3.71% 3.62% 3.66% 3.65% 3.70% 3.72% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $36 $40 $44 $48 $52 $56 $60 $64 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com 12 Net Interest Margin ® ($ in Millions) Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Net Interest Income - FTE ($millions) $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 Fair Value Accretion $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 Tax Equivalent Yield on Earning Assets 4.26% 4.24% 4.26% 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% Cost of Supporting Liabilities 0.46% 0.46% 0.45% 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% Net Interest Margin 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90%

2014 2015 2016 1. Service Charges on Deposit Accounts $15.7 $16.2 $17.8 2. Wealth Management Fees 11.7 11.3 12.6 3. Insurance Commission Income 7.4 4.1 4. Card Payment Fees 11.8 13.4 15.0 5. Cash Surrender Value of Life Ins 3.7 2.9 4.3 6. Gains on Sales Mortgage Loans 4.9 6.5 7.1 7. Securities Gains/Losses 3.6 2.7 3.4 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.0 3.1 5.0 11. Total $61.8 $69.8 $65.2 ($ in Millions) 13 Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® – – – – –

14 Non-Interest Expense 2014 2015 2016 1. Salary & Benefits $ 96.5 $101.9 $102.6 2. Premises & Equipment 23.2 25.5 29.5 3. Core Deposit Intangible Amortization 2.4 2.8 3.9 4. Professional & Other Outside Services 8.1 9.9 6.5 5. OREO/Credit-Related Expense 3.4 3.9 2.9 6. FDIC Expense 3.7 3.7 3.0 7. Outside Data Processing 7.3 7.1 9.2 8. Marketing 3.5 3.5 3.0 9. Other 15.8 16.5 16.7 10. Non-Interest Expense $163.9 $174.8 $177.3 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®

15 2014 2015 2016 1. Net Interest Income $ 187.0 $ 196.4 $ 226.5 2. Provision for Loan Losses (2.6) (0.4) (5.7) 3. Net Interest Income after Provision 184.4 196.0 220.8 4. Non-Interest Income 61.8 69.8 65.2 5. Non-Interest Expense (163.9) (174.8) (177.3) 6. Income before Income Taxes 82.3 91.0 108.7 7. Income Tax Expense (22.1) (25.6) (27.6) 8. Net Income Avail. for Distribution $ 60.2 $ 65.4 $ 81.1 9. EPS $ 1.65 $ 1.72 $ 1.98 10. Efficiency Ratio 62.44% 61.19% 56.51% Earnings ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®

16 Q1-’16 Q2-’16 Q3-’16 Q4-’16 1. Net Interest Income $ 54.5 $ 56.0 $ 57.7 $ 58.3 2. Provision for Loan Losses (0.6) (0.8) (1.9) (2.4) 3. Net Interest Income after Provision 53.9 55.2 55.8 55.9 4. Non-Interest Income 15.8 16.4 16.9 16.1 5. Non-Interest Expense (46.4) (44.9) (44.1) (41.9) 6. Income before Income Taxes 23.3 26.7 28.6 30.1 7. Income Tax Expense (5.6) (6.7) (7.5) (7.8) 8. Net Income Avail. for Distribution $ 17.7 $ 20.0 $ 21.1 $ 22.3 9. EPS $ 0.43 $ 0.49 $ 0.51 $ 0.55 10. Efficiency Ratio 61.78% 57.33% 55.12% 52.18% Quarterly Earnings ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®

17 Per Share Results THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® 2015 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .47 $ .45 $ .37 $ 1.72 2. Dividends $ .08 $ .11 $ .11 $ .11 $ .41 3. Tangible Book Value $13.96 $14.15 $14.59 $ 14.68 2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 2. Tangible Book Value $15.02 $15.53 $15.86 $15.85

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 THE STRENGTH OF BIG. THE SERVICE OF SMALL. Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 .11 www.firstmerchants.com ® .01 .03 .05 .14 .15 1.59% Forward Dividend Yield 27.3% Dividend Payout Ratio = Quarterly Dividends Tangible Book Value 18 .08 18

John J. Martin Executive Vice President and Chief Credit Officer ® 19

20 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® ($ in Millions) 2014 2015 Q3-'16 2016 $ % $ % 186.1 186.1 1. Commercial & Industrial 897$ 1,057$ 1,147$ 1,195$ 48$ 4.2% 138$ 13.1% 2. Construction, Land and Land Development 207 367 368 419 51 13.9% 52 14.2% 3. CRE Non-Owner Occupied 976 1,090 1,264 1,272 8 0.6% 182 16.7% 4. CRE Owner Occupied 535 554 524 531 7 1.3% (23) (4.2%) 5. Agricultural Production 105 98 93 80 (13) (14.0%) (18) (18.4%) 6. Agricultural Land 162 158 153 149 (4) (2.6%) (9) (5.7%) 7. Residential Mortgage 647 786 740 739 (1) (0.1%) (47) (6.0%) 8. Home Equity 287 349 399 419 20 5.0% 70 20.1% 9. Public Finance/Other Commercial 36 160 209 258 49 23.4% 98 61.3% 10. Other Consumer 73 75 77 78 1 1.3% 3 4.0% 11. Total Loans 3,925$ 4,694$ 4,974$ 5,140$ 166$ 3.3% 446$ 9.5% 12. Construction Concentration 1 49.6% 47.3% 52.3% 13. Investment RE Concentration 1 197.0% 209.9% 211.2% 1As a % of Risk Based Capital Change From Change From Q3-'16 2015

21 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® ($ in Millions) 2014 2015 Q3-'16 2016 $ % $ % 1. Non-Accrual Loans 48.8$ 31.4$ 34.1$ 30.0$ (4.1)$ (12.0%) (1.4)$ (4.5%) 2. Other Real Estate 19.3 17.3 10.2 9.0 (1.2) (11.8%) (8.3) (48.0%) 3. Renegotiated Loans 2.0 1.9 4.0 4.7 0.7 17.5% 2.8 147.4% 4. 90+ Days Delinquent Loans 4.6 0.9 1.6 0.1 (1.5) (93.8%) (0.8) (88.9%) 5. Total NPAs & 90+ Days Delinquent 74.7$ 51.5$ 49.9$ 43.8$ (6.1)$ (12.2%) (7.7)$ (15.0%) 6. Total NPAs & 90+ Days/Loans & ORE 1.9% 1.1% 1.0% 0.9% 7. Classified Assets 191.8$ 171.8$ 173.4$ 174.1$ 0.7$ 0.4% 2.3$ 1.3% 8. Criticized Assets (includes Classified) 253.6$ 275.0$ 305.8$ 292.6$ (13.2)$ (4.3%) 17.6$ 6.4% Change From Change From Q3-'16 2015

22 Non-Performing Asset Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® ($ in Millions) 2014 2015 2016 1. Beginning Balance NPAs & 90+ Days Delinquent 83.0$ 74.7$ 51.5$ Non-Accrual 2. Add: New Non-Accruals 46.8 20.0 24.6 3. Less: To Accrual/Payoff/Renegotiated (32.4) (24.1) (17.0) 4. Less: To OREO (4.6) (5.0) (1.6) 5. Less: Charge-offs (17.4) (8.3) (7.4) 6. Increase / (Decrease): Non-Accrual Loans (7.6) (17.4) (1.4) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 11.3 10.7 1.6 8. Less: ORE Sold (10.2) (10.3) (8.2) 9. Less: ORE Losses (write-downs) (4.0) (2.4) (1.7) 10. Increase / (Decrease): ORE (2.9) (2.0) (8.3) 11. Increase / (Decrease): 90+ Days Delinquent 3.3 (3.7) (0.8) 12. Increase / (Decrease): Renegotiated Loans (1.1) (0.1) 2.8 13. Total NPAs & 90+ Days Delinquent Change (8.3) (23.2) (7.7) 14. Ending Balance NPAs & 90+ Days Delinquent 74.7$ 51.5$ 43.8$

23 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® ($ in Millions) Q4-'15 Q1-'16 Q2-'16 Q3-'16 Q4-'16 1. Allowance for Loan Losses (ALLL) 62.5$ 62.1$ 62.2$ 63.5$ 66.0$ 2. Fair Value Adjustment (FVA) 47.0 47.1 42.3 37.9 34.9 3. Total ALLL plus FVA 109.5$ 109.2$ 104.5$ 101.4$ 100.9$ 4. Specific Reserves 1.8$ 1.4$ 2.1$ 1.6$ 0.9$ 5. Purchased Loans plus FVA 965.4 917.6 863.4 771.6 700.4 6. ALLL/Non-Accrual Loans 199.0% 169.1% 185.3% 186.1% 220.1% 7. ALLL/Non-purchased Loans 1.65% 1.62% 1.56% 1.50% 1.47% 8. ALLL/Loans 1.33% 1.32% 1.29% 1.28% 1.28% 9. ALLL & FVA/Total Loan Balances plus FVA1 2.31% 2.29% 2.15% 2.02% 1.95% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

24 Asset Quality & Portfolio Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®  Strong quarterly and YOY loan growth led by C&I, Public Finance, CRE and Home Equity.  Construction and CRE portfolios are 52% and 211% of risk-based capital, respectively; well beneath regulatory guidelines.  Total NPAs & 90 days decreased $39.2 million over the last three years dropping to .9% of loans and ORE.  Provision expense of $5.7 million exceeded net charge-offs of $2.1 million in order to support loan growth.  ALLL to non-purchased loans of 1.47%. With fair value adjustments included, the ratio increases to 1.95% on loans.

Michael C. Rechin President and Chief Executive Officer ® 25

26 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com Looking Forward . . . ®  Continue to Win in our Markets – Geographic Community-Based Banking Model  Increase Focus on Treasury Management Services for Deposit and Fee Generation  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Build Out Specialty Finance Businesses and Lending Verticals  Persistent Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Mergers and Acquisitions Continuous Opportunity

27 THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®

28 The Arlington Bank Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®  Definitive Agreement Signed January 24, 2017  Headquartered in Columbus, Ohio  Founded in 1998  Balance Sheet as of September 30, 2016 • $305 Million in Assets • $244 Million in Loans • $260 Million in Deposits  Income Statement for Nine Months Ending September 30, 2016 • Net Income of $3.1 Million • Net Interest Margin of 3.80%  Excellent Credit Quality and Highly Profitable • NPAs / Assets of 0.67% • 1.35% ROAA LTM and 11.93% ROAE LTM

29 Financial Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ® Transaction Value: $75.8 Million* Consideration: 100% Stock with Fixed Exchange Ratio of 2.7245 Required Approvals: Regulatory and The Arlington Bank Shareholders Voting Agreements for 36.40% of Shares Outstanding Key Assumptions: Cost Savings Estimated to be 35%, or $3.5 Million Estimated One-Time Transaction Costs of $6.8 Million Credit and Interest Rate Marks of $7.8 Million Financial Impact: Accretive to EPS During 2017 Tangible Book Value Earn-Back in Three Years Minimal Impact to Capital Ratios Termination Fee: $3.0 Million Anticipated Closing: Mid-Year 2017 *Based on First Merchants’ January 24, 2017 closing price of $36.46 Per Share

30 Transaction Rationale THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®  Columbus Ohio Market Expansion • Adds Three, Full-Service Banking Centers to our Seven; Creating a Columbus Banking Presence with Nearly $1 Billion in Loans • Banking Centers Average More than $80 Million in Deposits Per Location of which 92% are Core • Improves First Merchants’ Deposit Market Position from #12 to #8 • Columbus is One of the Fastest Growing Cities in the Midwest • Arlington Bank is the 9th Largest Originator of Residential Mortgages in the Columbus, Ohio Area Strategic Opportunity Financially Attractive  Accretive to EPS During 2017  Tangible Book Value Earn-Back in Three Years  Significant Operating Efficiencies – Approximately 35% in Cost Savings Attractive Risk Profile  Cultural Fit, Retention of Key Management Members  Due Diligence Process Completed  Experienced Acquirer, Core Competency in Integration Processes

31 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL.www.firstmerchants.com ®

Appendix ® 32

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	726,827	739,658	749,955	766,984	850,509	867,263	887,550	900,865	901,657
Adjust for Accumulated Other Comprehensive (Income) Loss [a]	1,630	1,915	6,490	3,614	1,362	(2,066)	(7,035)	(3,924)	13,581
Less: Preferred Stock		(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,000	56,827	56,827	51,827	55,776	55,236	55,296	55,355	55,415
Less: Tier 1 Capital Deductions		(4,381)	(2,371)	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)	(376)
Less: Disallowed Goodwill and Intangible Assets	(218,755)	(205,818)	(208,980)	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)
Less: Disallowed Servicing Assets	(167)								
Less: Disallowed Deferred Tax Assets		(1,786)	(1,581)	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)	(564)
Total Tier 1 Capital (Regulatory)	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	55,972	58,688	60,865	62,012	62,453	62,086	62,186	63,456	66,037
Total Risk-Based Capital (Regulatory)	$ 685,507	$ 709,978	$ 726,080	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521
Net Risk-Weighted Assets (Regulatory)	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381
Total Risk-Based Capital Ratio (Regulatory)	**15.34%**	**15.12%**	**14.92%**	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 564,535	$ 586,290	$ 600,215	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484
Less: Qualified Capital Securities	(55,000)	(56,827)	(56,827)	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)
Add: Additional Tier 1 Capital Deductions		4,381	2,371	3,418	2,516	1,999	1,828	1,440	376
Less: Preferred Stock	(125)								
Common Equity Tier 1 Capital (Regulatory)	$ 509,410	$ 533,844	$ 545,759	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445
Net Risk-Weighted Assets (Regulatory)	$ 4,469,765	$ 4,695,073	$ 4,865,157	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.40%**	**11.37%**	**11.22%**	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

33

www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16
Total Stockholders' Equity (GAAP)	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)
Tangible Common Equity (non-GAAP)	$ 507,947	$ 521,500	$ 529,634	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666
Total Assets (GAAP)	$ 5,824,127	$ 5,877,521	$ 6,140,308	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$7,211,611
Less: Intangibles Assets	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)
Tangible Assets (non-GAAP)	$ 5,605,372	$ 5,659,488	$ 5,920,112	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$6,952,745
Tangible Common Equity Ratio (non-GAAP)	**9.06%**	**9.21%**	**8.95%**	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 739,658	$ 749,955	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(218,033)	(220,196)	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	5,849	5,619	5,388	6,278	6,753	6,453	6,204	5,930
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 527,349	$ 535,253	$ 552,744	$ 596,898	$ 612,092	$ 633,056	$ 647,100	$ 648,596
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	37,781,488	37,824,649	37,873,921	40,664,258	40,749,340	40,772,896	40,799,025	40,912,697
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 13.96**	**$ 14.15**	**$ 14.59**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**	**$ 15.85**

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THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2014	2015	1Q16	2Q16	3Q16	4Q16	2016
Non Interest Expense (GAAP)	$ 164,008	$ 174,806	$ 46,475	$ 44,835	$ 44,115	$ 41,934	$ 177,359
Less: Core Deposit Intangible Amortization	(2,445)	(2,835)	(978)	(977)	(978)	(977)	(3,910)
Less: OREO and Foreclosure Expenses	(3,462)	(3,956)	(751)	(915)	(637)	(574)	(2,877)
Adjusted Non Interest Expense (non-GAAP)	158,101	168,015	44,746	42,943	42,500	40,383	170,572
Net Interest Income (GAAP)	187,037	196,404	54,455	55,962	57,682	58,374	226,473
Plus: Fully Taxable Equivalent Adjustment	7,921	10,975	3,136	3,256	3,402	3,747	13,541
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	194,958	207,379	57,591	59,218	61,084	62,121	240,014
Non Interest Income (GAAP)	61,816	69,868	15,837	16,385	16,861	16,120	65,203
Less: Investment Securities Gains (Losses)	(3,581)	(2,670)	(997)	(706)	(839)	(847)	(3,389)
Adjusted Non Interest Income (non-GAAP)	58,235	67,198	14,840	15,679	16,022	15,273	61,814
Adjusted Revenue (non-GAAP)	253,193	274,577	72,431	74,897	77,106	77,394	301,828
Efficiency Ratio (non-GAAP)	**62.44%**	**61.19%**	**61.78%**	**57.33%**	**55.12%**	**52.18%**	**56.51%**

FORWARD DIVIDEND YIELD

	4Q16
Most recent quarter's dividend per share	$ 0.15
Most recent quarter's dividend per share - Annualized	0.60
Stock Price at 12/31/16	37.65
Forward Dividend Yield	**1.59%**

DIVIDEND PAYOUT RATIO

	2016
Dividends per share	$ 0.54
Earnings Per Share	1.98
Dividend Payout Ratio	**27.3%**

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THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q15	1Q16	2Q16	3Q16	4Q16
Loans Held for Sale (GAAP)	$ 9,894	$ 3,628	$ 18,854	$ 1,482	$ 2,929
Loans (GAAP)	4,693,822	4,709,907	4,791,429	4,973,844	5,139,645
Total Loans	4,703,716	4,713,535	4,810,283	4,975,326	5,142,574
Less: Purchased Loans	(917,589)	(870,507)	(821,158)	(733,715)	(665,417)
Non-Purchased Loans (non-GAAP)	$ 3,786,127	$ 3,843,028	$ 3,989,125	$ 4,241,611	$ 4,477,157
Allowance for Loan Losses (GAAP)	$ 62,453	$ 62,086	$ 62,186	$ 63,456	$ 66,037
Fair Value Adjustment (FVA) (GAAP)	47,057	47,104	42,291	37,898	34,936
Allowance plus FVA (non-GAAP)	$ 109,510	$ 109,190	$ 104,477	$ 101,354	$ 100,973
Total Loans	$ 4,703,716	$ 4,713,535	$ 4,810,283	$ 4,975,326	$ 5,142,574
Fair Value Adjustment (FVA) (GAAP)	47,057	47,104	42,291	37,898	34,936
Total Loans plus FVA (non-GAAP)	$ 4,750,773	$ 4,760,639	$ 4,852,574	$ 5,013,224	$ 5,177,510
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.65%**	**1.62%**	**1.56%**	**1.50%**	**1.47%**
Allowance plus FVA as a Percentage of Total Loans plus FVA (non-GAAP)	**2.31%**	**2.29%**	**2.15%**	**2.02%**	**1.95%**

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2015	3Q16	2016
Total Risk-Based Capital (Subsidiary Bank Only)			
Total Stockholders' Equity (GAAP)	$ 927,774	$ 972,182	$ 973,641
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	(579)	(6,332)	9,701
Less: Preferred Stock	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	(1,903)	(889)	-
Less: Disallowed Goodwill and Intangible Assets	(246,558)	(249,093)	(248,656)
Less: Disallowed Deferred Tax Assets	(1,269)	(1,334)	-
Total Tier 1 Capital (Regulatory)	677,340	714,409	734,561
Allowance for Loan Losses includible in Tier 2 Capital	62,453	63,456	66,037
Total Risk-Based Capital (Regulatory)	$ 739,793	$ 777,865	$ 800,598
Construction, Land and Land Development Loans	$ 366,704	$ 368,241	$ 418,703
Concentration as a % of the Bank's Risk-Based Capital	**49.6%**	**47.3%**	**52.3%**
Construction, Land and Land Development Loans	$ 366,704	$ 368,241	$ 418,703
Investment Real Estate Loans	1,090,573	1,264,304	1,272,415
Total Construction and Investment RE Loans	$ 1,457,277	$ 1,632,545	$ 1,691,118
Concentration as a % of the Bank's Risk-Based Capital	**197.0%**	**209.9%**	**211.2%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

36

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